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                                                                  Exhibit 23.1



                        CONSENT OF INDEPENDENT AUDITORS


We consent to the incorporation by reference in the Registration Statement (Form S-8) pertaining to the Stock Option Plan for Directors of Owens-Illinois, Inc. of our report dated February 4, 1994, with respect to the consolidated financial statements and schedules of Owens-Illinois, Inc. included in its Annual Report (Form 10-K) for the year ended December 31, 1993, filed with the Securities and Exchange Commission.




                                          /s/ Ernst & Young LLP
                                          ----------------------
                                          Ernst & Young LLP




Toledo, Ohio
December 29, 1994